UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-22047
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2008
DATE OF REPORTING PERIOD: November 1, 2007 through April 30, 2008

ITEM 1. REPORTS TO SHAREHOLDERS
Include a copy of the report transmitted to stockholders pursuant to
Rule 30e-1 under the Act (17 CFR 270.30e-1).

CALAMOS®

Investment strategies for
your serious money®

Calamos Global Dynamic Income Fund (CHW)

Semiannual Report April 30, 2008

Calamos Global Dynamic Income Fund (CHW) Semiannual Report April 30, 2008

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Letter to Shareholders
Dear Fellow Shareholders:
Enclosed is your semiannual report for the six-month period ended April 30, 2008. We appreciate the opportunity to correspond with you and encourage you to carefully review this report, which includes market and fund commentary from our investment team, a listing of portfolio holdings, financial data and highlights, as well as detailed information regarding performance and allocations of Calamos Global Dynamic Income Fund (CHW).
This Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. To do this, the investment team has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world. We believe the Fund’s broad universe of securities and dynamic allocation strategy provides enhanced opportunities to pursue income and returns, and to manage risk over full market cycles.
During the period, market volatility and economic uncertainty created considerable turbulence across the markets. Nonetheless, the Fund provided common shareholders with steady monthly distributions of $0.1100 per share.
As the broad market struggled, closed-end funds faced added challenges due to the conditions in the credit markets, specifically the auction rate preferred securities (ARPS) market. As do many other closed-end funds, CHW uses ARPS as a way to leverage portfolios and potentially increase returns for common shareholders. During the period, the credit crunch which originated in the subprime mortgage sector cascaded across other areas of the credit market, including ARPS market. However, unlike many other segments of the credit market, the problems in the closed-end fund ARPS market were liquidity-based, and not driven by problematic credit quality or fundamentals.
As liquidity in the ARPS market deteriorated, Calamos Investments worked diligently to protect the interests of all of the Fund’s shareholders—both the investors who entrusted us with funds through the ARPS market (investors in the “preferred” share class) and the common shareholders who account for the majority of fund assets. As we discuss in this report, we have made considerable strides in this regard, and have secured refinancing for the majority of ARPS financing in the Fund. We remain dedicated to securing financing for all ARPS, in a manner which considers the best interests of all Fund shareholders.
We recognize that periods such as these can unsettle even seasoned investors. However, our experience in the markets has taught us that investment success is best measured over full market cycles rather than quarters, months or a year. Moreover, short-term market volatility can create considerable opportunities for investors with long-term perspective. For example, we believe anxious investors sold many fundamentally strong investments during the reporting period, providing buying opportunities for our discipline.

Letter to Shareholders	Global Dynamic Income Fund SEMIANNUAL REPORT	1

Letter to Shareholders
Should you have any questions about your portfolio, please contact your financial advisor. Or, you can contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. We invite you to visit our website at www.calamos.com on an ongoing basis, where you can sign up for e-delivery of report and view market commentary and additional information about the Fund and our investment process. Our website also includes a section dedicated to the ARPS market.
Thank you for the trust you have placed in Calamos Investments. We are honored that you have chosen us to help you meet your long-term investment goals.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.

2	Global Dynamic Income Fund SEMIANNUAL REPORT	Letter to Shareholders

Economic and Market Review
     For the latest market and economic outlook, please visit our website at www.calamos.com and select the “Fund Investors” link.
During the semiannual period, the global credit crisis cast a shadow over the markets as investors weighed the probability of recession in the United States and the potential implications to the global economy. Access to credit remained tight as the subprime mortgage market collapse that began in the summer of 2007 continued to reverberate. Banking and financial institutions were among those that suffered most. One of Wall Street’s leading institutions, Bear Stearns, faced a near-certain demise if not for a bailout orchestrated by JP Morgan Chase and the Federal Reserve in March. Commodity prices soared to new heights, inflationary pressures increased, the housing market floundered, and the U.S. dollar weakened.
Yet, even as uncertainty prevailed, the U.S. economy persevered. First quarter GDP growth continued on a slow-yet-positive pace, as it did in the fourth quarter of 2007. Throughout the period, the Federal Reserve responded aggressively to support the economy and to shore up investor confidence. Most notably, the central bank cut the federal funds target rate five times during the six months ended April 30, from 4.5% to 2.0%.
Against this backdrop, global equity markets retreated sharply for the six-month period ended April 30, 2008. Economic concerns weighed most heavily on stocks, which returned -9.64%, as measured by the S&P 500 Index1. International equities fell nearly as far, with the MSCI EAFE® Index2 returning -8.99%.
Convertible securities once again illustrated the benefits of their hybrid characteristics, and returned -5.86% (as measured by the Value Line Convertible Index)3—a considerably less severe drop than the broad equity market. (Convertibles are hybrid securities in that they combine the opportunity for upside equity market participation with the potential downside protection of fixed-income securities.) Issuance trends remained favorable, as companies in the troubled financial sector turned to the convertible market for capital. Additionally, convertibles benefited from surging volatility in the equity markets. (Volatility increases the value of the conversion feature of a convertible bond.)
High-yield corporate bonds also struggled. The CS High Yield Index4 returned -0.90% as tight credit conditions, recessionary fears, increased volatility and stagnant supply weighed on investor sentiment. Although default and bankruptcy rates remain near historical lows, there was evidence of those rates rising in March and April. Spooked by the credit crisis, investors favored high-quality issues over the riskier, more speculative lower-grade tiers during the early portion of the reporting period. Credit spreads widened to levels not seen in years, although they did come down late in the period as investors became more willing to take on increased risk. (Credit spreads measure the yields between bonds with different levels of credit quality risk. When spreads widen, investors receive more compensation for taking on risk.)
Despite the uncertainty and volatility, investor sentiment brightened toward the end of the reporting period. The bailout of Bear Stearns, ongoing action from the Fed and strong earnings reports for the broad market (excluding the financial sector) boosted investor confidence. Stock and bond markets rallied briskly during the final weeks of the reporting period.

Economic and Market Review	Global Dynamic Income Fund SEMIANNUAL REPORT	3

Economic and Market Review
As always, we encourage investors to stay focused on the long-term. While the near-term outlook for the U.S. and global economy remains more clouded than in years past, periods of slower growth and contraction are a normal part of the economic cycle. Having invested through many different market cycles, we continue to have conviction in the Fund’s portfolio and investment discipline. We believe the Fund is well positioned to provide income and total return through full market cycles.
[1]	S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Source: Lipper, Inc.

[2]	MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

[3]	Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market.

[4]	CS High Yield Index is an unmanaged index of high yield debt securities.
This report is for informational purposes only and cannot be considered investment advice.

4	Global Dynamic Income Fund SEMIANNUAL REPORT	Economic and Market Review

Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
TOTAL RETURN*
Common Shares — Inception 6/27/07

	6 MONTHS	1 YEAR	SINCE INCEPTION **
On Market Price	-3.81%	NA	-14.00%
On NAV	-3.79%	NA	1.91%

*	Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**	Since inception
DISTRIBUTION HISTORY
(LATEST 12 MONTHS)

Date Paid	Per share
April 2008	$0.1100
March 2008	0.1100
February 2008	0.1100
January 2008	0.1100
December 2007	0.1100
November 2007	0.1100
October 2007	0.1100
September 2007	0.1100
August 2007	0.1100
NA	NA
NA	NA
NA	NA
Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.
Q. How did the Fund perform during the period?
A. The underlying portfolio (as represented by net asset value, or NAV) of Calamos Global Dynamic Income Fund returned -3.79% for the six-month period. The MSCI World Index1 returned -9.12% and the Merrill Lynch Global Broad Market Index2 returned 6.03%. On a market price basis, the Fund returned -3.81% assuming reinvestment of distributions.
Q. Did the Fund provide steady distributions throughout the period?
A. Throughout the period, the Fund provided common shareholders with a steady distribution stream, with monthly payments of $0.11 per share. The Fund’s current annualized distribution rate was 11.07%, based on its closing market price of $11.92 as of
April 30, 2008.
Q. What’s the difference between market return and NAV return?
A. Closed-end funds trade on exchanges, where the price of a share may be driven by factors other than the value of the underlying securities. The price of a share in the market is called the market value. The market value may be influenced by factors that are unrelated to the performance of the Fund’s holdings. The Fund’s NAV return measures the return of the individual securities within the portfolio less Fund expenses, but more importantly, it is a measure of how well the manager is able to avoid or capitalize on market disruptions or opportunities. The higher the return, the more value the Fund’s management team added through its security selection decisions.

Investment Team Interview	Global Dynamic Income Fund SEMIANNUAL REPORT	5

Investment Team Interview
Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.
QUALITY ALLOCATION
Weighted Average Credit Quality

AAA	7.2%
AA	1.8
A	11.0
BBB	7.3
BB	17.1
B	6.8
CCC or below	0.8
Not Rated	48.0
Data is based on a portion of portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities, options, cash and short-term investments.
REGIONAL ALLOCATION

North America	49.3%
Europe	38.2
Asia Pacifc	9.8
Latin America	1.1
Middle East / Africa	0.9
Caribbean	0.7
Region allocations are based on portfolio holdings.
Typically, the market price will trade at a premium or discount to NAV. It is our practice to monitor excessive premiums and discounts in order to serve the interests of the shareholders.
Q. What factors influenced performance?
A. Given the global credit crisis that has developed since the middle of 2007, the Fund benefited from its significant underweight position to the financial sector. In addition to doubting the large banks’ prospects for high growth, we questioned valuations and had struggled with understanding the levels of risk in the large banks in recent years. The portfolio also benefited from strong security selection in the health care sector and large-capitalization stocks.
As we discuss in the Economic and Market Review, the six-month period was very volatile across markets due to concerns about global credit conditions and the potential for a U.S. recession. These conditions created an inhospitable climate, and the Fund declined against this backdrop. That said, we continue to have a high degree of conviction in the Fund and encourage investors to maintain a long-term perspective.
The portfolio’s underweight position in the more cyclical energy sector also hurt performance. We continue to question the sustainability of earnings growth as well as valuations in this area. An overweight position within the information technology sector also hindered the portfolio. In addition, the convertible arbitrage portion of the portfolio performed poorly and hampered relative returns for the period.
Q. How is the Fund positioned?
A. We continue to favor traditional growth sectors, with information technology and health care sectors still being among the largest weightings in the Fund. From a geographic perspective, we have trimmed our position in Japan, partly due to disappointment with a slowdown in government reform but also due to company-specific factors. We have added to our position within the United Kingdom and Germany. We remain selective within emerging markets, and our total exposure to the area is less than 10%.
Convertibles continue to be an important component of the strategy and account for approximately 12% of the portfolio. (Convertible securities combine characteristics of stocks and fixed-income securities. Like stocks, convertibles provide the opportunity for participation in equity market upside. Like fixed-income securities, convertibles provide coupon income and potential downside protection in falling markets.) The use of convertibles helps us manage volatility and the overall risk/reward profile of the portfolio. From a sector standpoint, the risk/reward characteristics of convertibles look particularly attractive versus stocks in areas such as energy and materials, as well as in some industries within the consumer discretionary and financials sector.
We reduced the Fund’s allocation to the consumer sectors and have added to positions within industrials. Our view is that infrastructure rebuilding is a dire need (both in the United States and globally), and will provide a tailwind to industrial companies involved in repairing public structures, such as dams and highways.

6	Global Dynamic Income Fund SEMIANNUAL REPORT	Investment Team Interview

Investment Team Interview
SECTOR ALLOCATION

Financials	27.8%
Information Technology	14.8
Industrials	11.4
Health Care	8.4
Consumer Discretionary	8.1
Energy	7.1
Consumer Staples	6.0
Materials	4.4
Telecommunication Services	3.5
Utilities	1.2
Treasurys	0.2
Sector allocations are based on managed assets and may vary over time.
COUNTRY ALLOCATION

United States	47.8%
Germany	10.9
United Kingdom	9.1
Switzerland	7.5
Japan	4.9
Australia	3.1
France	3.1
Canada	1.6
Greece	1.2
Other Combined	10.8
Country allocation is based on portfolio holdings and may vary over time.
Q. Please explain how the Fund employs leverage.
A. Leverage strategies continued to contribute favorably to the returns earned by the Fund’s common shareholders despite the turmoil in the credit markets. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. Traditionally, closed-end funds, including CHW, have leveraged auction rate preferred stock (ARPS), which are long-term, high-quality equity securities in which the interest rates are adjusted every seven days through an auction process.
Q. Haven’t some of these auctions been failing?
A. Yes. Many auctions, including those of CHW, failed early this year because of a confluence of events. In simple terms, a failed auction results when there are not enough buyers entering the market to purchase the shares available for sale. When an auction fails, the pre-auction preferred holders keep the securities and are paid a maximum dividend from a calculation based on other, more liquid short-term rates such as commercial paper or LIBOR (London Interbank Offered Rate). As the ARPS auctions began to falter, limited trading initially occurred, but eventually shares stopped changing hands due to an absence of buyers. Potential sellers were not able to liquidate their positions.
This is a problem that has affected the entire ARPS market and is not particular to CHW. These failed auctions are liquidity events and they are not related to the underlying ability of CHW to pay dividends on the ARPS. While rating agencies are monitoring the situation, a liquidity issue does not trigger a downgrade. Rating agency guidelines are driven by the ratings or valuations of the underlying fund portfolio. Net asset values in many funds in the final days of the period moved higher as the general markets have rebounded. The ARPS in CHW have continued to maintain their AAA/Aaa credit ratings.
Q. Have the higher dividend rates being paid on ARPS hurt common shareholders of the Fund?
A. Overall, common shareholders benefitted from the Fund’s use of ARPS, although not to the same degree as one might expect during more typical environments. The maximum rates of the Fund’s ARPS dividends historically tracked short-term benchmarks (such as LIBOR and commercial paper), which in turn, are closely correlated with the Federal funds target rate. During the period, the Federal Reserve slashed the target rate dramatically, which drove short-term rates lower and reduced the maximum ARPS distribution rates. So, while auction failures caused the rates of ARPS to rise above short-term benchmarks, the cost of leverage actually came down during the reporting period significantly (in the neighborhood of 200 to 300 basis points).
Q. What kind of solutions have you sought for ARPS holders?
A. We recognize that the lack of liquidity has created both uncertainty and frustration for our preferred shareholders. On May 2, 2008, Calamos announced a plan to redeem 85.7%, or $300 million, of the Fund’s preferred securities as part of a

Investment Team Interview	Global Dynamic Income Fund SEMIANNUAL REPORT	7

Investment Team Interview
refinancing program. Our ability to refinance all preferred shares with debt was constrained by regulations that require total assets in closed-end funds to be at least three times the amount of debt leverage, which is higher than the asset-coverage the Fund must maintain when utilizing equity leverage such as preferred shares.
We remain committed to obtaining permanent financing solutions and to do so in a manner consistent with the best interests of all shareholders.
Q. Given recent events, how do you view leverage?
A. Our decision to refinance reflects our belief that leverage continues to contribute favorably to returns and to be in the best interests of the common shareholders. As our efforts in respect to refinancing continue, we intend to maintain this emphasis.
Q. Do you have any closing thoughts for investors?
A. We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Having invested through many market and economic environments, we remain confident in our investment philosophy, and believe that the Fund is well positioned to pursue income and total return, through its dynamically allocated global portfolio.
Moreover, our extensive experience in the markets affirms our belief that volatility can create opportunity, particularly for long-term investors such as us. We believe the current market has provided us with significant opportunity to own solid businesses at attractive prices. We continue to find securities that we believe offer the opportunity for participation in upward moving markets and for greater resilience in downward moving markets.

[1]	The MSCI World Index (U.S. dollars) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

[2]	Merrill Lynch Global Broad Market Index tracks the performance of fixed-income securities in developed markets. Source: Bloomberg.
This report is presented for informational purposes only and should not be considered investment advice.

8	Global Dynamic Income Fund SEMIANNUAL REPORT	Investments Team Interview

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (19.1%)
	Consumer Discretionary (3.2%)
2,000,000	Boyd Gaming Corp.µ 7.125%, 02/01/16	$1,625,000
2,000,000	D.R. Horton, Inc. 9.750%, 09/15/10	2,005,000
2,000,000	EchoStar Communications Corp. 7.125%, 02/01/16	1,975,000
2,000,000	General Motors Corp. 7.200%, 01/15/11	1,775,000
2,000,000	Hanesbrands, Inc.‡ 8.204%, 12/15/14	1,895,000
2,000,000	Interpublic Group of Companies, Inc. 6.250%, 11/15/14	1,740,000
2,000,000	Jarden Corp. 7.500%, 05/01/17	1,850,000
2,000,000	Liberty Media Corp. 8.500%, 07/15/29	1,806,648
5,000,000	McDonald’s Corp. 5.350%, 03/01/18	5,081,705
2,000,000	MGM Mirageµ 7.500%, 06/01/16	1,820,000
2,000,000	Pulte Homes, Inc. 7.875%, 08/01/11	1,960,000
2,210,000	Royal Caribbean Cruises, Ltd.µ 7.500%, 10/15/27	1,889,550

		25,422,903

	Consumer Staples (1.9%)
1,000,000	Alliance One International, Inc. 8.500%, 05/15/12	955,000
2,000,000	Del Monte Foods Company 8.625%, 12/15/12	2,080,000
6,000,000	Diageo, PLC 5.500%, 09/30/16	6,031,008
2,000,000	NBTY, Inc. 7.125%, 10/01/15	1,930,000
2,000,000	Pilgrim’s Pride Corp. 7.625%, 05/01/15	1,910,000
2,000,000	Smithfield Foods, Inc. 7.750%, 07/01/17	1,995,000

		14,901,008

	Energy (1.0%)
2,000,000	Complete Production Services, Inc. 8.000%, 12/15/16	2,015,000
2,000,000	Dresser-Rand Group, Inc. 7.375%, 11/01/14	2,010,000
2,000,000	Superior Energy Services, Inc. 6.875%, 06/01/14	1,970,000
2,000,000	Williams Companies, Inc. 7.750%, 06/15/31	2,170,000

		8,165,000

	Financials (3.2%)
2,000,000	Ford Motor Company 9.875%, 08/10/11	1,936,550
	Federal Home Loan Mortgage Corp.
5,810,000	3.875%, 06/15/08µ	5,820,592
2,540,000	3.000%, 07/09/08	2,543,025
	Federal National Mortgage Association
5,495,000	6.000%, 05/15/08µ	5,502,666
5,000,000	5.250%, 06/15/08µ	5,017,420
2,700,000	2.500%, 06/15/08	2,700,437
	Leucadia National Corp.
1,000,000	7.000%, 08/15/13	995,000
880,000	8.125%, 09/15/15	902,000

		25,417,690

	Health Care (0.7%)
2,000,000	Bio-Rad Laboratories, Inc.µ 7.500%, 08/15/13	2,015,000
2,000,000	HCA, Inc. 9.125%, 11/15/14	2,125,000
995,000	Valeant Pharmaceuticals International 7.000%, 12/15/11	962,662

		5,102,662

	Industrials (4.3%)
2,000,000	Belden CDT, Inc.µ 7.000%, 03/15/17	1,992,500
2,000,000	Deluxe Corp. 7.375%, 06/01/15	1,860,000
2,000,000	General Cable Corp. 7.125%, 04/01/17	1,960,000
10,000,000	General Electric Company 5.250%, 12/06/17	9,970,430
5,000,000	Honeywell International, Inc. 5.300%, 03/01/18	5,101,285
1,000,000	Interline Brands, Inc. 8.125%, 06/15/14	977,500
2,000,000	Manitowoc Company, Inc.µ 7.125%, 11/01/13	1,970,000
6,000,000	Siemens, AG 5.750%, 10/17/16	6,085,518
2,000,000	SPX Corp.* 7.625%, 12/15/14	2,092,500
2,000,000	Terex Corp. 7.375%, 01/15/14	2,050,000
500,000	Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	496,250

		34,555,983

See accompanying Notes to Schedule of Investments

Schedule of Investments	Global Dynamic Income Fund SEMIANNUAL REPORT	9

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Information Technology (3.3%)
2,000,000		Amkor Technology, Inc. 9.250%, 06/01/16	$2,005,000
10,000,000		Cisco Systems, Inc. 5.500%, 02/22/16	10,374,370
10,000,000		Oracle Corp. 5.250%, 01/15/16	10,061,950
2,000,000		SunGard Data Systems, Inc.µ 9.125%, 08/15/13	2,100,000
2,000,000		Xerox Corp. 8.000%, 02/01/27	2,000,378

			26,541,698

		Materials (0.5%)
2,000,000		Century Aluminum Company 7.500%, 08/15/14	2,000,000
2,305,000		Terra Industries, Inc. 7.000%, 02/01/17	2,305,000

			4,305,000

		Telecommunication Services (1.0%)
2,000,000		Citizens Communications Company 9.000%, 08/15/31	1,855,000
2,000,000		Leap Wireless International, Inc. 9.375%, 11/01/14	1,972,500
2,000,000		Qwest Communications International, Inc.µ 7.750%, 02/15/31	1,745,000
2,000,000		Windstream Corp.µ 8.625%, 08/01/16	2,105,000

			7,677,500

		TOTAL CORPORATE BONDS (Cost $159,554,209)	152,089,444

CONVERTIBLE BONDS (12.0%)
		Consumer Discretionary (2.9%)
1,650,000	EUR	Adidas, AG 2.500%, 10/08/18	4,143,887
1,800,000		Central European Media Enterprises, Ltd.* 3.500%, 03/15/13	2,193,750
3,500,000		Ford Motor Companyµ 4.250%, 12/15/36	3,906,875
4,250,000		General Motors Corp.µ 6.250%, 07/15/33	3,160,300
5,000,000		Interpublic Group of Companies, Inc.* 4.250%, 03/15/23	5,112,500
3,000,000	EUR	Intralot SA 2.250%, 12/20/13	4,807,831

			23,325,143

		Energy (1.8%)
3,000,000		Grey Wolf, Inc.‡ 2.648%, 04/01/24	3,283,200
3,500,000		Petroleum Geo-Services ASA 2.700%, 12/03/12	3,395,000
4,300,000		SeaDrill, Ltd. 3.625%, 11/08/12	4,820,300
2,500,000		Subsea 7, Inc. 2.800%, 06/06/11	2,997,361

			14,495,861

		Financials (1.7%)
3,000,000		American Equity Investment Life Holding Company 5.250%, 12/06/24	2,977,500
2,000,000		Banco Espirito Santo, SA 1.250%, 02/26/11	2,190,000
3,000,000		Health Care REIT, Inc. 4.750%, 07/15/27	3,300,000
5,000,000		Prudential Financial, Inc.‡ 0.501%, 12/12/36	4,876,500

			13,344,000

		Health Care (2.8%)
3,300,000		Emdeon Corp. 3.125%, 09/01/25	2,883,375
700,000		Five Star Quality Care, Inc. 3.750%, 10/15/26	502,250
2,400,000		Henry Schein, Inc. 3.000%, 08/15/34	3,147,000
3,000,000		Millipore Corp. 3.750%, 06/01/26	3,127,500
6,500,000		Shire, PLC 2.750%, 05/09/14	6,001,718
6,200,000		Teva Pharmaceutical Industries, Ltd.µ 1.750%, 02/01/26	7,083,500

			22,745,343

		Industrials (1.0%)
1,800,000	EUR	MTU Aero Engines Holdings, AG 2.750%, 02/01/12	2,689,159
3,000,000		School Specialty, Inc. 3.750%, 11/30/26	2,666,250
2,000,000		Waste Connections, Inc. 3.750%, 04/01/26	2,252,500

			7,607,909

		Information Technology (1.4%)
		Cap Gemini, SA
1,350,000 EUR		1.000%, 01/01/12	999,172
1,200,000 EUR		2.500%, 01/01/10	980,830
5,500,000		Intel Corp.
		2.950%, 12/15/35	5,486,250
4,000,000		Mentor Graphics Corp. 6.250%, 03/01/26	3,925,000

			11,391,252

See accompanying Notes to Schedule of Investments

10	Global Dynamic Income Fund SEMIANNUAL REPORT	Schedule of Investments

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Utilities (0.4%)
1,700,000	EUR	International Power, PLC 3.250%, 07/20/13	$3,079,849

		TOTAL CONVERTIBLE BONDS (Cost $100,859,487)	95,989,357

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (5.2%)
		Consumer Staples (0.5%)
4,000		Bunge, Ltd. 5.125%	4,224,000

		Financials (1.6%)
9,500		Alleghany Corp. 5.750%	3,065,946
1,800		Bank of America Corp. 7.250%	1,883,250
38,400		Citigroup, Inc. 6.500%	1,994,400
185,000		MetLife, Inc. 6.375%	5,464,900

			12,408,496

		Health Care (0.5%)
2,000		Mylan Laboratories, Inc. 6.500%	1,864,280
11,000		Schering-Plough Corp.µ 6.000%	1,985,830

			3,850,110

		Industrials (0.2%)
40,000		Avery Dennison Corp. 7.875%	1,910,800

		Materials (2.1%)
2,600	EUR	Bayer, AG 6.625%	6,065,300
38,000		Cia Vale do Rio Doce 5.500%	2,783,500
21,000		Freeport-McMoRan Copper & Gold, Inc.µ 6.750%	3,421,740
4,900	CHF	Givaudan SA 5.375%	4,412,265

			16,682,805

		Utilities (0.3%)
30,000		Entergy Corp. 7.625%	2,016,600

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $40,627,103)	41,092,811

NUMBER OF
UNITS		VALUE

STRUCTURED EQUITY-LINKED SECURITIES (22.0%)
	Consumer Discretionary (3.1%)
265,200	Credit Suisse Group (Coach, Inc.)* 15.000%, 11/14/08	$8,619,000
120,700	Deutsche Bank (Amazon.com, Inc.)* 15.000%, 07/18/08	9,748,939
125,700	Deutsche Bank (Apollo Group)* 12.000%, 07/15/08	6,642,274

		25,010,213

	Energy (1.4%)
80,000	Lehman Brother Holdings, Inc. (Transocean, Inc.)* 12.000%, 07/25/08	11,055,200

	Health Care (1.1%)
141,900	Wachovia Corp. (Biogen Idec, Inc.)* 12.000%, 06/27/08	8,534,547

	Industrials (1.1%)
159,300	Credit Suisse Group (CNH Global NV)* 12.000%, 06/30/08	9,131,873

	Information Technology (12.8%)
184,900	Deutsche Bank (Electronic Arts, Inc.)* 12.000%, 07/08/08	9,698,930
45,900	Deutsche Bank (MasterCard, Inc.)* 12.000%, 08/12/08	10,265,535
285,800	Deutsche Bank (Nokia Corp.)* 12.000%, 07/15/08	8,656,882
504,400	Goldman Sachs Group, Inc. (Oracle Corp.)* 12.000%, 08/05/08	10,506,148
517,526	JPMorgan Chase & Company (Intel Corp.)* 12.000%, 07/25/08	11,150,098
505,051	JPMorgan Chase & Company (NVIDIA Corp.)* 15.000%, 11/14/08	10,407,081
417,544	Morgan Stanley & Company, Inc. (Cisco Systems, Inc.)* 12.000%, 08/05/08	10,509,582
249,138	Morgan Stanley & Company, Inc. (Infosys Technologies, Ltd.)* 12.000%, 08/06/08	10,590,856
195,142	Morgan Stanley & Company, Inc. (SAP, AG)* 12.000%, 06/27/08	9,709,290
323,500	Wachovia Corp. (eBay, Inc.)* 12.000%, 07/14/08	10,127,167

		101,621,569

	Materials (1.3%)
108,720	Goldman Sachs Group, Inc. (Freeport-McMoRan Copper & Gold, Inc.)* 12.000%, 08/25/08	10,802,637

See accompanying Notes to Financial Statements

Schedule of Investments	Global Dynamic Income Fund SEMIANNUAL REPORT	11

Schedule of Investments
     APRIL 30, 2008 (UNAUDITED)

NUMBER OF
UNITS		VALUE

	Telecommunication Services (1.2%)
156,800	Wachovia Corp. (America Movil, SA de CV)* 12.000%, 11/14/08	$9,475,424

	TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $178,429,418)	175,631,463

NUMBER OF
SHARES			VALUE

COMMON STOCKS (78.2%)
		Consumer Discretionary (5.8%)
41,000	EUR	Adidas, AG	2,601,271
18,750		Amazon.com, Inc.#µ	1,474,312
15,000		Apollo Group, Inc.#µ	763,500
145,000	GBP	British Sky Broadcasting Group, PLC	1,562,770
38,500		Carnival Corp.µ	1,546,545
400,000	GBP	Carphone Warehouse Group, PLC	2,145,998
30,000		CBS Corp.µ	692,100
21,500		Central European Media Enterprises, Ltd.#	2,279,430
46,000	CHF	Compagnie Generale Richemont, SA	2,765,370
400,000	AUD	Harvey Norman Holdings, Ltd.	1,355,991
61,000	EUR	Industria de Diseno Textil, SA	3,302,934
39,000	JPY	Makita Corp.	1,342,247
72,000		News Corp., Class Bµ	1,332,000
38,000		Nike, Inc.µ	2,538,400
140,000	JPY	Nikon Corp.	4,045,299
7,000		Nordstrom, Inc.µ	246,820
54,500	EUR	Paddy Power, PLC	1,904,102
9,000	EUR	Porsche Holding GmbH	1,646,621
110,000	JPY	Suzuki Motor Corp.	2,790,960
85,000	CHF	Swatch Group, AG	4,338,927
8,000		Target Corp.	425,040
70,000		Time Warner, Inc.µ	1,039,500
31,000	JPY	Toyota Motor Corp.	1,579,817
67,500		Walt Disney Companyµ	2,189,025

			45,908,979

		Consumer Staples (6.7%)
40,000		Avon Products, Inc.	1,560,800
53,000	EUR	Beiersdorf AG	4,490,870
115,000	GBP	British American Tobacco, PLC	4,313,887
37,500		Coca-Cola Company	2,207,625
12,250		Colgate-Palmolive Company µ	866,075
32,000		CVS Corp.µ	1,291,840
180,000	GBP	Diageo, PLC	3,671,198
53,000	EUR	InBev, NV	4,344,217
160	JPY	Japan Tobacco, Inc.	778,018
12,000		Kimberly-Clark Corp.µ	767,880
22,500	CHF	Nestle Holdings, Inc.	10,738,758
23,000		PepsiCo, Inc.µ	1,576,190
50,000		Philip Morris International, Inc.#µ	2,551,500
45,000		Procter & Gamble Companyµ	3,017,250
52,000	GBP	Reckitt Benckiser	3,021,638
13,000		Reynolds American, Inc.	700,050
53,000	GBP	Unilever, PLC	1,778,779
72,000		Wal-Mart Stores, Inc.µ	4,174,560
46,000		Walgreen Companyµ	1,603,100

			53,454,235

		Energy (7.6%)
175,000	GBP	BG Group, PLC	4,270,894
782,000	GBP	BP, PLC	9,476,024
38,000	CAD	Canadian Natural Resources, Ltd.	3,227,981
26,000		Chevron Corp.µ	2,499,900
40,000		ConocoPhillipsµ	3,446,000
18,500		Devon Energy Corp.µ	2,097,900
47,000	EUR	ENI S.p.A.	1,808,963
100,000		Exxon Mobil Corp.µ	9,307,000
46,500		Halliburton Companyµ	2,134,815
31,000		Marathon Oil Corp.µ	1,412,670
15,000		Occidental Petroleum Corp.µ	1,248,150
115,000	NOK	Petroleum Geo-Services ASA	3,094,500
82,300	GBP	Royal Dutch Shell, PLC	3,307,859
22,000		Schlumberger, Ltd.µ	2,212,100
20,000	CAD	Suncor Energy, Inc.	2,256,975
74,000	EUR	TOTAL, SA	6,198,693
16,500		Transocean, Inc.#µ	2,433,090

			60,433,514

		Financials (12.0%)
27,500		AFLAC, Inc.µ	1,833,425
23,000		American Express Companyµ	1,104,460
45,000		American International Group, Inc.µ	2,079,000
24,000		Aon Corp.µ	1,089,360
95,000	AUD	Australian Stock Exchange, Ltd.	3,218,889
135,000	EUR	Banco Santander Central Hispano, SA	2,919,523
105,000		Bank of America Corp.µ	3,941,700
41,000		Bank of New York Mellon Corp.µ	1,784,730
18,700	EUR	BNP Paribas	1,993,510
153,000		Citigroup, Inc.µ	3,866,310
62,500	AUD	Commonwealth Bank of Australia	2,634,628
29,000	EUR	Deutsche Börse, AG	4,217,388
197,000	EUR	EFG Eurobank Ergasias	6,091,468
12,000		Franklin Resources, Inc.µ	1,141,800
19,000		Hartford Financial Services Group, Inc.µ	1,354,130
See accompanying Notes to Financial Statements

12	Global Dynamic Income Fund SEMIANNUAL REPORT	Schedule of Investment

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES			VALUE

100,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	$2,043,492
91,500		JPMorgan Chase & Companyµ	4,359,975
80,000	CHF	Julius Baer Holdings, AG	5,865,062
99,000		Manulife Financial Corp.	3,876,840
40,000		MetLife, Inc.µ	2,434,000
40,000		Morgan Stanleyµ	1,944,000
47,000	EUR	Piraeus Bank, SA	1,596,072
98,000	CAD	Power Financial Corp.	3,618,926
25,500		Prudential Financial, Inc.µ	1,930,605
262,000	AUD	QBE Insurance Group, Ltd.	6,276,158
290,000	GBP	Schroders, PLC	6,028,521
387,000	SGD	Singapore Exchange, Ltd.	2,455,706
90,000	GBP	Standard Chartered, PLC#	3,179,963
8,000		State Street Corp.µ	577,120
23,500		T Rowe Price Group, Inc.	1,376,160
32,000		U.S. Bancorpµ	1,084,480
67,000		Wachovia Corp.µ	1,953,050
102,500		Wells Fargo & Company	3,049,375
8,300	CHF	Zurich Financial Services, AG	2,515,481

			95,435,307

		Health Care (8.9%)
77,000		Abbott Laboratoriesµ	4,061,750
60,000		Alcon, Inc.#	9,480,000
64,000	JPY	Astellas Pharma, Inc.	2,634,522
83,000		Bristol-Myers Squibb Companyµ	1,823,510
62,000	AUD	Cochlear, Ltd.	3,318,728
251,500	AUD	CSL, Ltd.	9,414,050
34,250		Eli Lilly and Companyµ	1,648,795
80,000		Johnson & Johnsonµ	5,367,200
42,000		Medtronic, Inc.µ	2,044,560
92,500		Merck & Company, Inc.µ	3,518,700
54,000	CHF	Novartis International, AG	2,721,882
107,000	DKK	Novo Nordisk, AS — B Shares	7,320,744
98,000	JPY	OLYMPUS Corp.	3,226,092
190,000		Pfizer, Inc.µ	3,820,900
25,000	CHF	Roche Holding, AG	4,136,905
18,500		Stryker Corp.µ	1,199,355
39,000	JPY	Terumo Corp.	1,930,589
42,000		UnitedHealth Group, Inc.µ	1,370,460
17,000		Wyethµ	755,990
17,000		Zimmer Holdings, Inc.#	1,260,720

			71,055,452

		Industrials (11.2%)
27,000		3M Companyµ	2,076,300
270,000	CHF	ABB, Ltd.#	8,239,157
27,000	EUR	Alstom	6,204,348
610,000	GBP	BAE Systems, PLC	5,623,352
28,000		Boeing Companyµ	2,376,080
500,000	CAD	Bombardier, Inc.#	3,276,735
14,750		Burlington Northern Santa Fe Corp.µ	1,512,613
164,516	GBP	Capita Group, PLC	2,156,489
7,000		Danaher Corp.µ	546,140
18,000		Emerson Electric Companyµ	940,680
63,000	GBP	FirstGroup, PLC	706,257
14,500		General Dynamics Corp.µ	1,311,090
242,500		General Electric Companyµ	7,929,750
60,000		Honeywell International, Inc.µ	3,564,000
25,000		Illinois Tool Works, Inc.µ	1,307,250
160,000	JPY	Komatsu, Ltd.	4,869,424
47,000	EUR	Krones AG#	3,988,769
10,000		Lockheed Martin Corp.µ	1,060,400
30,000	EUR	MAN, AG	4,163,379
66,000	JPY	Mitsubishi Corp.	2,124,628
44,000	EUR	MTU Aero Engines Holdings, AG	2,003,392
21,000		Raytheon Companyµ	1,343,370
455,000	GBP	Rolls-Royce Group, PLC#	3,943,083
40,000	EUR	Royal Philips Electronics, NV	1,503,527
53,600	EUR	SGL Carbon#	3,619,946
50,000	EUR	Siemens, AG	5,850,300
13,650		Union Pacific Corp.µ	1,981,843
20,000		United Parcel Service, Inc.	1,448,200
43,000		United Technologies Corp.µ	3,116,210

			88,786,712

		Information Technology (16.6%)
31,000		Apple, Inc.#µ	5,392,450
391,000	GBP	Autonomy Corp. PLC#	6,596,119
60,000	JPY	Canon, Inc.	3,016,656
90,000	JPY	Capcom Company	2,711,352
200,000		Cisco Systems, Inc.#µ	5,128,000
132,500		Dell, Inc.#µ	2,468,475
50,000		eBay, Inc.#µ	1,564,500
35,000		Electronic Arts, Inc.#µ	1,801,450
65,000		EMC Corp.#µ	1,001,000
6,250		Google, Inc.#µ	3,589,313
85,000		Hewlett-Packard Companyµ	3,939,750
140,000		Infosys Technologies, Ltd.	6,116,600
185,000		Intel Corp.µ	4,118,100
40,000		International Business Machines Corp.µ	4,828,000
825,000	SEK	LM Ericsson Telephone Company	2,083,941
85,000	CHF	Logitech International, SA#	2,568,466
230,000		Microsoft Corp.µ	6,559,600
45,000		Motorola, Inc.µ	448,200
70,000		NDS Group, PLC#	3,601,500
See accompanying Notes to Financial Statements

Schedule of Investments	Global Dynamic Income Fund SEMIANNUAL REPORT	13

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES			VALUE

28,400	JPY	Nintendo Company, Ltd.	$15,698,756
370,000	EUR	Nokia Corp.	11,123,774
92,000	JPY	Nomura Reasearch Institute, Ltd.	2,025,429
150,000		Oracle Corp.#µ	3,127,500
47,000		QUALCOMM, Inc.µ	2,029,930
5,560	KRW	Samsung Electronics Co., Ltd.	3,941,528
118,000	EUR	SAP, AG	5,905,511
65,000		Satyam Computer Services, Ltd.	1,669,200
165,000	NOK	Tandberg, ASA	2,789,192
170,000	CHF	Temenos Group, AG#	4,768,238
60,000		Texas Instruments, Inc.µ	1,749,600
71,000	JPY	Trend Micro, Inc.	2,671,035
66,000	EUR	Ubisoft Entertainment SA#	6,591,883
103,000	HKD	Vtech Holdings	564,391

			132,189,439

		Materials (4.0%)
47,000	GBP	Anglo American, PLC	3,038,126
27,000	EUR	Arcelormittal	2,394,219
143,700	AUD	BHP Billton, Ltd.	5,792,786
30,000	GBP	BHP Billiton PLC	1,070,532
30,000	EUR	BASF, AG	4,265,044
37,000	EUR	Bayer, AG	3,132,973
87,000		Cia Vale do Rio Doce	3,399,960
36,000		E.I. du Pont de Nemours and Company µ	1,760,760
7,000		Freeport-McMoRan Copper & Gold, Inc.µ	796,250
17,000	GBP	Rio Tinto Group#	1,981,742
41,000		The Dow Chemical Company µ	1,646,150
37,000	NOK	Yara International ASA	2,682,512

			31,961,054

		Telecommunication Services (4.0%)
93,500		America Movil, SA de CV	5,419,260
145,000		AT&T, Inc.µ	5,612,950
35,000	EUR	Bouygues, SA	2,593,852
265,000	GBP	BT Group, PLC	1,166,523
20,000		China Mobile, Ltd.	1,726,400
96,000	EUR	France Telecom, AG	3,003,929
25,000		Millicom International Cellular, SA	2,700,250
83,000		Verizon Communications, Inc.µ	3,193,840
2,157,000	GBP	Vodafone Group#	6,826,153

			32,243,157

		Utilities (1.4%)
47,500		Duke Energy Corp.µ	869,725
20,500		Exelon Corp.µ	1,752,340
15,500		FPL Group, Inc.	1,027,495
19,000		Progress Energy, Inc.	797,810
29,000	EUR	RWE AG#	$3,334,966
48,000	EUR	Suez	3,382,173

			11,164,509

		TOTAL COMMON STOCKS (Cost $641,793,291)	622,632,358

PRINCIPAL
AMOUNT		VALUE

U.S. GOVERNMENT SECURITY (0.3%)
2,000,000	United States Treasury Note 5.000%, 07/31/08 (Cost $2,017,422)	2,017,970

PRINCIPAL
NUMBER OF		SHARES

INVESTMENT IN AFFILIATED FUND (10.3%)
81,933,631	Calamos Government Money Market Fund — Class I SharesΩ (Cost $81,933,631)	81,933,631

TOTAL INVESTMENTS (147.1%) (Cost $1,205,214,561)		1,171,387,034

LIABILITES, LESS OTHER ASSETS (-3.1%)		(25,034,549)

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-44.0%)		(350,155,506)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$796,196,979

NUMBER OF
SHARES		VALUE

COMMON STOCKS SOLD SHORT (-2.9%)
	Consumer Discretionary (-0.2%)
(199,000)	Interpublic Group of Companies, Inc.#	(1,800,950)

	Consumer Staples (-0.4%)
(31,000)	Bunge, Ltd.	(3,536,790)

	Energy (-0.3%)
(363,000)	Grey Wolf, Inc.#	(2,276,010)

	Financials (-0.5%)
(7,956)	Alleghany Corp.	(2,740,842)
(111,000)	American Equity Investment Life Holding Company	(1,071,150)

		(3,811,992)

	Health Care (-0.9%)
(28,000)	Five Star Quality Care, Inc.#	(168,000)
(44,100)	Henry Schein, Inc.#	(2,441,817)
(127,900)	HLTH Corp.#	(1,422,248)
(19,900)	Millipore Corp.#	(1,394,990)
(114,000)	Mylan Laboratories, Inc.#	(1,501,380)

		(6,928,435)

See accompanying Notes to Financial Statements

14	Global Dynamic Income Fund SEMIANNUAL REPORT	Schedule of Investment

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

	Industrials (-0.3%)
(29,000)	School Specialty, Inc.#	$(853,760)
(41,000)	Waste Connections, Inc.#	(1,314,870)

		(2,168,630)

	Information Technology (-0.1%)
(89,100)	Mentor Graphics Corp.#	(897,237)

	Utilities (-0.2%)
(17,000)	Entergy Corp.	(1,952,620)

	TOTAL COMMON STOCKS SOLD SHORT (Cost $25,267,936)	(23,372,664)

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-3.2%)
	Financials (-3.2%)
	iShares MSCI EAFE Index Fund#
11,500	Call, 06/21/08, Strike $72.00	(5,635,000)
9,000	Call, 06/21/08, Strike $73.00	(3,780,000)
8,400	Call, 06/21/08, Strike $75.00	(2,352,000)
8,000	Call, 06/21/08, Strike $76.00	(1,740,000)
6,750	Call, 06/21/08, Strike $71.00	(3,881,250)
5,750	Call, 06/21/08, Strike $74.00	(2,012,500)
1,525	Call, 06/21/08, Strike $77.00	(244,000)
	SPDR Trust Series 1#
4,000	Call, 06/21/08, Strike $140.00	(1,320,000)
2,575	Call, 07/19/08, Strike $142.00	(836,875)
2,525	Call, 09/20/08, Strike $142.00	(1,331,938)
2,500	Call, 06/21/08, Strike $139.00	(962,500)
1,500	Call, 06/21/08, Strike $141.00	(417,750)
1,400	Call, 06/21/08, Strike $142.00	(326,900)
1,250	Call, 06/21/08, Strike $143.00	(241,250)

	TOTAL WRITTEN OPTIONS (Premium $30,630,624)	(25,081,963)

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for written options, swaps, or securities sold short aggregating a total value of $256,236,936.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At April 30, 2008, the value of 144A securities that could not be exchanged to the registered form is $179,917,713 or 23% of net assets applicable to common shareholders.

‡	Variable rate or step bond security. The interest rate shown is the rate in effect at April 30, 2008.

#	Non-income producing security.

Ω	Investment in an affiliated fund. During the period from November 1, 2007, through April 30, 2008, the fund had net purchases of $29,133,635, and received $1,143,738 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $52,799,996 of the affiliated fund.
Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amount for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

CREDIT DEFAULT SWAPS
						Unrealized
		Buy/Sell	Fund Pays/Receives	Termination	Notional	Appreciation/
Swap Counterparty	Referenced Obligation	Protection	Fixed Rate	Date	Amount	Depreciation

Citibank, N.A.	Centex Corporation	BUY	1.35 BPS Quarterly	9/20/2012	$5,000,000	$424,958
Citibank, N.A.	Motorola Inc.	BUY	0.73 BPS Quarterly	9/20/2017	5,000,000	464,232
Goldman Sachs	Jones Apparel Group	BUY	1.32 BPS Quarterly	9/20/2012	5,000,000	311,268
Goldman Sachs	Temple-Inland	BUY	1.00 BPS Quarterly	9/20/2012	5,000,000	353,010
Lehman Brothers Holdings	Iac/Interactivecorp	BUY	1.25 BPS Quarterly	9/20/2012	5,000,000	(62,940)
Citibank, N.A.	Radian Corporation	BUY	8.60 BPS Quarterly	9/20/2012	3,000,000	46,548
Merrill Lynch	CDX.NA.IG.8, 3-7% 10 Year Fixed	SELL	5.62 BPS Quarterly	6/20/2017	4,000,000	(101,924)
Merrill Lynch	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.78 BPS Quarterly	6/20/2017	20,000,000	(2,108,427)
Lehman Brothers Holdings	CDX.NA.IG.8, 3-7% 10 Year Fixed	SELL	5.64 BPS Quarterly	6/20/2017	20,000,000	(484,832)
Citibank, N.A.	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.68 BPS Quarterly	6/20/2017	20,000,000	(2,246,769)
Goldman Sachs	CDX.NA.IG.8, 3-7% 10 Year Fixed	SELL	5.43 BPS Quarterly	6/20/2017	10,000,000	(372,560)
Goldman Sachs	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.67 BPS Quarterly	6/20/2017	10,000,000	(1,130,302)
Merrill Lynch	CDX.NA.IG.8, 3-7% 10 Year Fixed	SELL	5.72 BPS Quarterly	6/20/2017	13,000,000	(250,689)

						$(5,158,427)

See accompanying Notes to Financial Statements

Schedule of Investments	Global Dynamic Income Fund SEMIANNUAL REPORT	15

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)
COUNTRY ALLOCATION AS OF APRIL 30, 2008

Country	% of Portfolio
United States	47.8%
Germany	10.9%
United Kingdom	9.1%
Switzerland	7.5%
Japan	4.9%
Australia	3.1%
France	3.1%
Canada	1.6%
Greece	1.2%
Norway	1.2%
Finland	1.1%
Bermuda	1.0%
India	0.7%
Denmark	0.7%
Israel	0.7%
Spain	0.6%
Brazil	0.6%
Cayman Islands	0.5%
Mexico	0.5%
Luxembourg	0.5%
Belgium	0.4%
South Korea	0.4%
Hong Kong	0.4%
Singapore	0.2%
Netherlands Antilles	0.2%
Portugal	0.2%
Sweden	0.2%
Ireland	0.2%
Liberia	0.2%
Italy	0.2%
Netherlands	0.1%
Total:	100.0%
Country allocations vary over time.
See accompanying Notes to Financial Statements

16	Global Dynamic Income Fund SEMIANNUAL REPORT	Schedule of Investment

Statement of Assets and Liabilities

April 30, 2008 (unaudited)

ASSETS
Investments, at value (cost $1,123,280,930)	$1,089,453,403
Investments in affiliated fund (cost $81,933,631)	81,933,631
Cash (interest bearing)	6,903,669
Restricted cash for short positions (interest bearing)	23,226,339
Foreign currency (cost $954,877)	956,453
Receivable for investments sold	12,113,237
Accrued interest and dividends receivable	5,993,271
Unrealized appreciation on swaps	1,600,016
Prepaid expenses	20,270
Other assets	19,953

Total assets	1,222,220,242

LIABILITIES
Common stocks sold short, at value (proceeds $25,267,936)	23,372,664
Unrealized depreciation on swaps	6,758,443
Options written, at value (premium $30,630,624)	25,081,963
Payables:
Investments purchased	19,500,692
Offering fees	35,104
Affiliates:
Investment advisory fees	908,667
Financial accounting fees	10,542
Deferred compensation to Trustees	19,953
Trustee fees and officer compensation	2,802
Accounts payable and accrued liabilities	176,927

Total liabilities	75,867,757

PREFERRED SHARES
$25,000 liquidation value per share applicable to 14,000 shares, including dividends payable	350,155,506

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$796,196,979

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$840,680,755
Undistributed net investment income (loss)	(25,491,154)
Accumulated net realized gain (loss) on investments, short positions, written options, foreign currency transactions and swaps	12,530,797
Net unrealized appreciation (depreciation) on investments, short positions, written options, foreign currency translations and swaps	(31,523,419)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$796,196,979

Net asset value per common share based on 59,006,992 shares issued and outstanding	$13.49

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities	Global Dynamic Income Fund SEMIANNUAL REPORT	17

Statement of Operations

Six Months Ended April 30, 2008 (unaudited)

INVESTMENT INCOME
Interest	$8,593,717
Dividends (net of foreign taxes withheld of $378,665)	19,055,073
Dividends from affiliate	1,143,738

Total investment income	28,792,528

EXPENSES
Investment advisory fees	5,700,316
Financial accounting fees	64,083
Dividend expense on short accounts	65,205
Auction agent and rating agency fees	458,944
Accounting fees	30,769
Printing and mailing fees	79,508
Custodian fees	74,360
Registration fees	25,301
Audit and legal fees	63,510
Trustees’ fees and officer compensation	23,650
Transfer agent fees	11,555
Investor support services	6,953
Other	26,490

Total expenses	6,630,644
Less expense reduction	(61,656)

Net expenses	6,568,988

NET INVESTMENT INCOME (LOSS)	22,223,540

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, SHORT POSITIONS, WRITTEN OPTIONS, FOREIGN CURRENCY AND SWAPS
Net realized gain (loss) from:
Investments	(30,248,215)
Short positions	3,885,292
Written options	37,337,354
Foreign currency transactions	122,804
Swaps	1,559,152

Change in net unrealized appreciation/depreciation on:
Investments	(89,280,441)
Short positions	491,103
Written options	26,654,638
Foreign currency translations	(11,968)
Swaps	(2,566,024)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, SHORT POSITIONS, WRITTEN OPTIONS, FOREIGN CURRENCY AND SWAPS	(52,056,305)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,832,765)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(8,489,696)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(38,322,461)

See accompanying Notes to Financial Statements

18	Global Dynamic Income Fund SEMIANNUAL REPORT	Statement of Operations

Statements of Changes in Net Assets

	For Six Months	For the
	Ended	Period Ended
	April 30, 2008	October 31,
	(unaudited)	2007*

OPERATIONS
Net investment income (loss)	$22,223,540	$10,509,196
Net realized gain (loss) from investments, short positions, written options, foreign currency transactions and swaps	12,656,387	10,896,862
Change in net unrealized appreciation/depreciation on investments, short positions, written options, foreign currency translations and swaps	(64,712,692)	33,189,273
Distributions to preferred shareholders from:
Net investment income	(8,489,696)	(2,339,719)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(38,322,461)	52,255,612

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(38,944,619)	(19,472,308)

Net decrease in net assets from distributions to common shareholders	(38,944,619)	(19,472,308)

CAPITAL STOCK TRANSACTIONS
Proceeds from initial offering of common shares	—	845,275,000
Offering costs on common shares	—	(739,500)
Offering costs on preferred shares	—	(3,854,745)

Net increase (decrease) in net assets from capital stock transactions	—	840,680,755

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	(77,267,080)	873,464,059

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	873,464,059	—

End of period	$796,196,979	$873,464,059

Undistributed net investment income (loss)	$(25,491,154)	$(280,379)

*	The fund commenced operations on June 27, 2007.
See accompanying Notes to Financial Statements

Statement of Changes in Net Assets	Global Dynamic Income Fund SEMIANNUAL REPORT	19

Notes to Financial Statements (unaudited)
NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS Global Dynamic Income Fund (the ‘‘Fund’’) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.
The Fund’s investment objective is to generate a high level of current income, with a secondary objective of capital appreciation.
Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time as of which a Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
The Fund also may use fair value pricing, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees, if the value of a foreign security it holds is materially affected by events occurring before their valuation time but after the close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.
When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices.

20	Global Dynamic Income Fund SEMIANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (unaudited)
Investment Transactions. Short-term and long-term investment transactions are recorded on a trade date basis as of April 30, 2008. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Recorded net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; other expenses of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund in relation to the managed assets of each fund or on another reasonable basis.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.

Notes to Financial Statements	Global Dynamic Income Fund SEMIANNUAL REPORT	21

Notes to Financial Statements (unaudited)
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.
Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. The Fund has adopted the provisions of the Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No.109. As a result, the Fund recognized no liability for unrecognized tax benefits in connection with the adoption of FIN 48. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax year 2007 remains subject to examination by the U.S. and the State of Illinois tax jurisdictions.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
In addition, in March 2008, the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund on the Fund’s investments in the Calamos Government Money Market Fund (“GMMF”, an affiliated fund and a series of Calamos Investments Trust), equal to the advisory fee attributable to the Fund’s investment in GMMF, based on daily net assets. For the period ended April 30, 2008, the total advisory fee waived pursuant to such agreement was $61,656 and is included in the Statement of Operations under the caption “Less expense reduction”.
Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the funds’ total assets (including any assets attributable to any outstanding borrowings) minus total liabilities (other than debt representing borrowings). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax

22	Global Dynamic Income Fund SEMIANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (unaudited)
adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee to Calamos Advisors based on their respective assets used in calculating the fee.
The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expenses on the Statement of Operations.
Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.
The Fund has adopted a deferred compensation plan (the “Plan). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $19,953 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2008. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Deferred compensation to Trustees” on the Statement of Assets and Liabilities at April 30, 2008.
NOTE 3 – INVESTMENTS
Purchases and sales of investments, other than short-term investments, for the six months ended April 30, 2008 were as follows:

Purchases	$414,566,615
Proceeds from sales	503,227,514
The following information is presented on a federal income tax basis as of April 30, 2008. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to timing differences.
The cost basis of investments for federal income tax purposes at April 30, 2008 was as follows:

Cost basis of investments	$1,205,978,258

Gross unrealized appreciation	42,704,887
Gross unrealized depreciation	(77,296,111)

Net unrealized appreciation (depreciation)	$(34,591,224)

NOTE 4 – INCOME TAXES
The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component. The tax character of distributions for the period ended April 30, 2008 will be determined at the end of the Fund’s current fiscal year.

Notes to Financial Statements	Global Dynamic Income Fund SEMIANNUAL REPORT	23

Notes to Financial Statements (unaudited)
Distributions during the fiscal year ended October 31, 2007 were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$21,688,054
Long-term capital gains	—
As of October 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$515,661
Undistributed capital gains	—

Total undistributed earnings	515,661
Accumulated capital and other losses	—
Net unrealized gains/(losses)	32,269,860

Total accumulated earnings/(losses)	32,785,521
Other	(2,217)
Paid-in capital	840,680,755

Net assets applicable to common shareholders	$873,464,059

NOTE 5 – COMMON SHARES
There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at April 30, 2008. Calamos Advisors owned 7,567 of the outstanding shares at April 30, 2008. Transactions in common shares were as follows:

	Six Months Ended	Period Ended
	April 30, 2008 (unaudited)	October 31, 2007
Beginning shares	59,006,992	—
Shares sold	—	59,006,992
Shares issued through reinvestment of distributions	—	—

Ending shares	59,006,992	59,006,992

NOTE 6 – SHORT SALES
Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the security sold short.
NOTE 7 – FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the

24	Global Dynamic Income Fund SEMIANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (unaudited)
value of the foreign currency relative to U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2008.
NOTE 8 – PREFERRED SHARES
There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 14,000 shares of Preferred Shares outstanding consist of five series, 2,800 shares of M, 2,800 shares of T, 2,800 shares of W, 2,800 shares of TH, and 2,800 shares of F. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.
Dividends on the Preferred Shares are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 3.90% to 8.81% for the six month period ended April 30, 2008. Under the 1940 Act, the Fund may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.
If all holders of Preferred Shares who want to sell their shares are unable to do so because there are insufficient bidders in the auction at rates below the maximum rate as prescribed by the terms of the security, a failed auction results. When an auction fails, all holders receive the maximum rate and may be unable to sell their shares at the next auction. The maximum applicable rate on preferred shares is 150% of the 7-Day LIBOR rate.
During the period February 14, 2008 to April 30, 2008, the auctions Preferred Shares of the Fund were not successful. As a result, the Preferred Share dividend rates were reset to the maximum applicable rate which is 150% of the 7-Day LIBOR rate. Failed auctions result not from an event of default or a credit issue but a liquidity event.
The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.
The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.
On April 30, 2008, the Fund’s Board approved the redemption of 12,000 of the 14,000 Preferred Shares outstanding. Subsequent to April 30, 2008, the shares were redeemed at a price of $25,000 per share plus any accrued and unpaid dividends (an aggregate price of $300,215,832). Such Preferred Shares were redeemed with proceeds obtained through the issuance by the Fund of floating rate extendible senior secured notes, which were placed by Wachovia Securities. The aggregate amount of the notes issued was $300,000,000 and the Fund will pay an annual rate at the three-month LIBOR (London Inter-bank Offered Rate) plus .50%. Prior to April 30, 2008, the Fund paid a facility fee of .75% and a one time agency fee of 1.00%.
The Notes will mature on June 1, 2009, the initial maturity date unless the notes are extended by the holder. In no event shall the notes be extended beyond May 1, 2011, the final maturity date. On May 1, 2009, and May 1, 2010, the Fund has the right to redeem all of the Notes at a price equal to 100.25% of the principal amount of the Notes.
On April 21, 2008, the Fund and other parties were named in a class action complaint filed in the U.S. District Court for the Southern District of New York (Miller v. Calamos, et al., Case No. 08 CIV 3756). The complaint alleges that CHW violated Sections 11 and 12 (a)(2) of the Securities Act of 1933 by failing to adequately disclose the risk of auction failures with respect to its auction rate preferred stock. Calamos believes the allegations in the complaint are completely without merit and that the disclosures in the fund’s registration statement and prospectus were appropriate and complied with the federal securities laws.

Notes to Financial Statements	Global Dynamic Income Fund SEMIANNUAL REPORT	25

Notes to Financial Statements (unaudited)
NOTE 9 – SWAPS
The Fund may engage in various swap transactions primarily to manage duration and yield curve risk or as alternatives to direct investments.
The Fund may also enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or the seller in the transaction. If the Fund is the buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if the credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation.
The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation or depreciation. Gains or losses are realized upon termination of the contract. Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with swap contracts. Risks include changes in the return of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.
As of April 30, 2008, the Fund had outstanding swaps agreements as listed on the Schedule of Investments.
NOTE 10 – WRITTEN OPTIONS TRANSACTIONS
The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. For the six months ended April 30, 2008, the Fund had the following transactions in options written:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 31, 2007	64,050	$27,551,611
Options written	149,760	59,581,812
Options closed	(146,660)	(56,310,907)
Options expired	(475)	(191,892)
Options exercised	—	—

Options outstanding at April 30, 2008	66,675	$30,630,624

26	Global Dynamic Income Fund SEMIANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (unaudited)
NOTE 11 – STRUCTURED EQUITY-LINKED SECURITIES
The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Cash flows received from these securities are recorded as dividends on the Statement of Operations.

Notes to Financial Statements	Global Dynamic Income Fund SEMIANNUAL REPORT	27

Financial Highlights
Selected data for a common share outstanding throughout each period were as follows:

	Six Months	June 27,
	Ended	2007*
	April 30,	through
	(unaudited)	October 31,
	2008	2007

Net asset value, beginning of period	$14.80	$14.32 (a)

Income from investment operations:
Net investment income (loss)	0.38 **	0.18 **

Net realized and unrealized gain (loss) from investments, short positions, written options, foreign currency and swaps	(0.89)	0.75

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.14)	(0.04)

Total from investment operations	(0.65)	0.89

Less distributions to common shareholders from:
Net investment income	(0.66)	(0.33)

Capital charge resulting from issuance of common and preferred shares	—	(0.08)

Net asset value, end of period	$13.49	$14.80

Market value, end of period	$11.92	$13.09

Total investment return based on(b):
Net asset value	(3.79)%	5.92%

Market value	(3.81)%	(10.59)%

Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$796,197	$873,464

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$350,000	$350,000

Ratios to average net assets applicable to common shareholders:
Net expenses(c)(d)	1.15%	1.22%

Gross expenses(c)(d)	1.16%	1.26%

Net investment income (loss)(c)(d)	3.90%	3.83%

Preferred share distributions from net investment income(c)	1.49%	0.81%

Net investment income (loss), net of preferred share distributions from net investment income(c)	2.41%	3.02%

Portfolio turnover rate	44%	9%

Average commission rate paid	$0.0537	$0.0427

Asset coverage per preferred share, at end of period(e)	$81,882	$87,404

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized for periods less than one year.

(d)	Does not reflect the effect of dividend payments to shareholders of Preferred Shares.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

28	Global Dynamic Income Fund SEMIANNUAL REPORT	Financial Highlights

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Calamos Global Dynamic Income Fund
We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2008, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.
We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the period from June 27, 2007 (commencement of operations) through October 31, 2007 and the financial highlights for the period then ended and in our report dated December 14, 2007, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
June 18, 2008

Report of Independent Registered Public Accounting Firm	Global Dynamic Income Fund SEMIANNUAL REPORT	29

About Closed-End Funds
What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.
Potential Advantages of Closed-End Fund Investing
•	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements
OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem common shares

30	Global Dynamic Income Fund SEMIANNUAL REPORT	About Closed-End Funds

Level Rate Distribution Policy
Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.
We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.
Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.
Automatic Dividend Reinvestment Plan
Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.
Potential Benefits
•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.
•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.
•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.
For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224 or visit us on the web at www.calamos.com/chw.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.
We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Level Rate Distribution Policy	Global Dynamic Income Fund SEMIANNUAL REPORT	31

The Calamos Investments Advantage
Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.
Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.
Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.
Proven Investment Management Team
The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.
Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

32	Global Dynamic Income Fund SEMIANNUAL REPORT	The Calamos Investments Advantage

Calamos Closed-End Funds
Intelligent Asset Allocation in Five Distinct Closed-End Funds Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio. Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 4/30/08	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Defensive Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Defensive Global Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.
Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

Calamos Closed-End Funds	Global Dynamic Income Fund SEMIANNUAL REPORT	33

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2007 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

©2008 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.

CHWSAN 3083 2008

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics — Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund
By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2008

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 24, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Dynamic Income Fund
By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2008

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 24, 2008